Execution Version NFE ULCA – Sixth Amendment Agreement SIXTH AMENDMENT AGREEMENT This SIXTH AMENDMENT AGREEMENT (this “Sixth Amendment Agreement”), dated as of November 22, 2024 is entered into by NEW FORTRESS ENERGY INC., a Delaware corporation (the “Borrower”), the Guarantors party to the ULCA (as defined below), NATIXIS, NEW YORK BRANCH, as Administrative Agent (the “Administrative Agent”) and each of the other Lenders and Issuing Banks party hereto. PRELIMINARY STATEMENT A. Reference is made to that certain Uncommitted Letter of Credit and Reimbursement Agreement, dated as of July 16, 2021 (as amended, supplemented or otherwise modified prior to the date hereof, the “ULCA”), by and among the Borrower, the Guarantors party thereto from time to time, Natixis, New York Branch, as administrative agent, Natixis, New York Branch, as ULCA Collateral Agent, the Lenders party thereto from time to time and the Issuing Banks party thereto from time to time. B. The Borrower, the Guarantors, the Lenders party hereto constituting Required Lenders, the Administrative Agent and the Issuing Banks desire to amend and provide for other acknowledgements and agreements with respect to the ULCA on the terms and subject to the conditions set forth in this Sixth Amendment Agreement. C. Section 9.1 of the ULCA provides that the Lenders party hereto, constituting Required Lenders, the Administrative Agent, the Issuing Banks, the Borrower and each other Loan Party who is a party to the ULCA may amend and supplement the ULCA in the manner set forth in this Sixth Amendment Agreement. NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Sixth Amendment Agreement, the parties hereto agree as follows: Section 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the ULCA. Section 1.2 (Other Definitional Provisions; Rules of Construction) of the ULCA apply to this Sixth Amendment Agreement, mutatis mutandis. Section 2. Amendments to the ULCA. Effective from and after the date hereof (and, in the case of paragraph (a) below, deemed effective from and after November 6, 2024), in each case upon the satisfaction of the condition set forth in Section 5 hereof and as of 12:00 a.m. New York time on the Sixth Amendment Effective Date (as defined below): (a) Notwithstanding any provision to the contrary herein or in the Fifth Amendment Agreement (as defined in the ULCA (as amended hereby)) (including any Annex thereto), the changes to the following provisions of the ULCA contemplated by and marked in Annex A to the Fifth Amendment Agreement (with additions indicated textually in the same manner as the following example: double- underlined text and deletions indicated by strikethrough text in the same manner as the following example: stricken text) shall become immediately effective on the Sixth Amendment Effective Date, and shall be deemed (for all purposes of the Loan Documents) to have been effective since November 6, 2024: (i) the definition of “Applicable Margin” set forth in Section 1.1 of the ULCA; and (ii) Section 2.2(b) of the ULCA. 2 NFE ULCA – Sixth Amendment Agreement (b) Notwithstanding any provision to the contrary herein or in the Fifth Amendment Agreement (as defined in the ULCA (as amended hereby)) (including any Annex thereto), the changes to the following provisions of the ULCA contemplated by and marked in Annex A to the Fifth Amendment Agreement (with additions indicated textually in the same manner as the following example: double- underlined text and deletions indicated by strikethrough text in the same manner as the following example: stricken text) shall become immediately effective on the Sixth Amendment Effective Date: (i) the definitions of “Conversion to Approving Lenders Date”, “Fifth Amendment Agreement”, “Issuance Cap”, “LC Limit”, Letter of Credit” and “Total LC Limit” set forth in Section 1.1 of the ULCA; and (ii) Sections 2.1(d), 2.1(e), 2.1(k), 4.2(d) and 7.1(a)(1). (c) Notwithstanding any provision to the contrary herein or in the Fifth Amendment Agreement (as defined in the ULCA (as amended hereby)) (including any Annex thereto), the changes to Schedule 1.1 and Exhibit G of the ULCA described in Sections 2(c) and (d) of the Fifth Amendment Agreement shall become immediately effective on the Sixth Amendment Effective Date. (d) Section 5.19 of the ULCA is amended and restated in its entirety as follows: “Section 5.19 2024 Financing Transactions. The Borrower shall have (a) (i) satisfied and discharged or otherwise refinanced and discharged the 2025 Notes in full and (ii) issued the Initial Notes (as defined in the New 2029 Notes Indenture (as defined in the Fifth Amendment after giving effect to Section 2(d) below)) in the Issue Date Amount (as defined in the New 2029 Notes Indenture (as defined in the Fifth Amendment after giving effect to Section 2(d) below)), in each case in this clause (a), on or prior to December 3, 2024, (b) paid or caused to be paid (i) all fees, costs and expenses required to satisfy Section 5(b)(X) of the Fifth Amendment Agreement and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, its legal counsel and Lender Advisor payable pursuant to Section 5(b)(IX) of the Fifth Amendment Agreement to the extent invoiced on or prior to November 22, 2024, in each case in this clause (b), substantially concurrently with the receipt of the proceeds of the Initial Notes issuance and in any event on or prior to December 3, 2024 and (c) consummated all of the other 2024 Financing Transactions on or prior to December 16, 2024.”. (e) Following the Fifth Amendment Effective Date (as defined in the Fifth Amendment Agreement), any reference to a document or agreement being dated “as of the Fifth Amendment Effective Date” shall be deemed to say “on or about the Fifth Amendment Effective Date”. Section 3. Second Lien Collateral. Notwithstanding anything to the contrary in the ULCA, any requirement to vest in the ULCA Collateral Agent a perfected second-priority or junior Lien in the Brazilian Assets in connection with the 2024 Financing Transactions or otherwise shall be satisfied by delivering the NFE Financing Second Lien Pledge Agreement (as defined in the Fifth Amendment Agreement) and the NFE Financing Junior Priority Intercreditor Agreement (as defined in the Fifth Amendment Agreement). Section 4. [Reserved]. 3 NFE ULCA – Sixth Amendment Agreement Section 5. Effectiveness. This Sixth Amendment Agreement, shall become effective upon the date (such date, the “Sixth Amendment Effective Date”) when the Administrative Agent shall have received from the Borrower, each other Loan Party, the Administrative Agent, each Issuing Bank and the Lenders constituting the Required Lenders a duly executed counterpart of this Sixth Amendment Agreement. The Administrative Agent is hereby authorized and directed to declare the Sixth Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or, in each case, the waiver of such conditions as permitted in Section 9.1 of the ULCA. Such declaration shall be final, conclusive and binding upon all parties to the ULCA for all purposes. For the avoidance of doubt, as of the Sixth Amendment Effective Date, the Fifth Amendment Effective Date has not yet occurred. Except as expressly contemplated by Section 2 hereof, nothing in this Sixth Amendment Agreement shall be deemed to limit or change the amendments to the ULCA contemplated by the Fifth Amendment Agreement and upon the Fifth Amendment Effective Date such amendments (including, without limitation, the deletion of Section 5.19 thereof) shall become effective in accordance with the terms of the Fifth Amendment Agreement (other than those expressly agreed to become effective on the Sixth Amendment Effective Date as set forth in Section 2 hereof). Section 6. Effect of Amendment. (a) Upon the Sixth Amendment Effective Date, from and after the date hereof (i) each reference in the ULCA to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the ULCA, and each reference in each other Loan Document to “the ULC Agreement”, “the ULCA”, “thereunder”, “thereof” or words of like import referring to the ULCA, shall mean and be a reference to the ULCA as amended by this Sixth Amendment Agreement and (ii) this Sixth Amendment Agreement shall be deemed to be a Loan Document for all purposes of the ULCA (as amended by this Sixth Amendment Agreement) and the other Loan Documents. (b) Except as specifically set forth in this Sixth Amendment Agreement, the ULCA and other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legally valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its respective terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general principles of equity (whether considered in a proceeding in equity or law). The execution, delivery and effectiveness of this Sixth Amendment Agreement shall not operate as a waiver of any Default or Event Default, or of any right, power or remedy of the Secured Parties under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Section 7. General. (a) GOVERNING LAW. THIS SIXTH AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SIXTH AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) The Borrower and each Guarantor hereby forever waives, releases, remises and discharges the Administrative Agent, the ULCA Collateral Agent, the Account Bank, the Issuing Banks, the Lenders, 4 NFE ULCA – Sixth Amendment Agreement their investment advisors, sub-advisors, and managers, and each of their respective Affiliates, and each of their officers, directors, employees, agents, professionals, advisors and counsel, including, without limitation, Steptoe LLP, as counsel to the Administrative Agent (collectively, the “Releasees”), from any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, contingent or non-contingent, which such Loan Party ever has or had on or prior to the Amendment Effective Date against any such Releasee which concerns, directly or indirectly, the Borrower or any Guarantor, the negotiation and execution of this Agreement, the ULCA or any other Loan Document, or any acts or omissions of any such Releasee relating to the Borrower, any Guarantor, the ULCA or any other Loan Document, in each case, to the extent pertaining to facts, events or circumstances existing on or prior to (but not after) the Amendment Effective Date (the “Released Claims”). The Loan Parties further covenant not to sue, commence, institute or prosecute, or support any Person that sues, commences, institutes, or prosecutes, any lawsuit, action or other proceeding against any Releasees with respect to any Released Claims. As to each and every claim released hereunder, each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein. The foregoing release shall survive the termination of this Agreement, the ULCA, and the other Loan Documents and payment in full of all Obligations in respect thereof and is in addition to any other release or covenant not to sue in favor of the Releasees. (c) The Borrower and each Guarantor hereby (i) acknowledges and agrees that nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the ULCA or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith and (ii) represents and warrants to the Administrative Agent, Lenders and Issuing Banks that, as of the date hereof (both immediately before and immediately after the execution and delivery of this Sixth Amendment Agreement) (A) no event has occurred and is continuing that would constitute an Event of Default or a Default and (B) the representations and warranties contained herein and in the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof. (d) This Sixth Amendment Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Sixth Amendment Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. (e) This Sixth Amendment Agreement is a “Loan Document” as defined and described in the ULCA and all of the terms and provisions of the ULCA relating to Loan Documents shall apply hereto. (f) In accordance with Section 9.5 of the ULCA, the Borrower agrees to pay or reimburse the Administrative Agent and the Collateral Agent for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, this Sixth Amendment Agreement and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby and thereby, limited in the case of counsel fees

5 NFE ULCA – Sixth Amendment Agreement to the reasonable and documented fees and disbursements of a single law firm as counsel to the Administrative Agent and the Collateral Agent and one local counsel to the Administrative Agent and the Collateral Agent, taken as a whole, in any relevant jurisdiction and the charges of any Platform.. (g) The provisions of Sections 9.12 and 9.16 of the ULCA are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein. (h) The headings of this Sixth Amendment Agreement are used for convenience of reference only, are not part of this Sixth Amendment Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Sixth Amendment Agreement. [remainder of page intentionally left blank]

NFE ULCA – Sixth Amendment Agreement NATIXIS, NEW YORK BRANCH, as Administrative Agent By: Name: Title: By: Name: Title: NATIXIS, NEW YORK BRANCH, as a Lender By: Name: Title: By: Name: Title: NATIXIS, NEW YORK BRANCH, as an Issuing Bank By: Name: Title: By: Name: Title: Guillaume de Parscau Managing Director Guillaume de Parscau Managing Director Katarina Janosikova Director Hana Beckles Director NFE ULCA – Sixth Amendment Agreement DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender By: Name: Title: By: Name: Title: NFE ULCA – Sixth Amendment Agreement CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender By: Name: Title: By: Name: Title: CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as an Issuing Bank By: Name: Title: By: Name: Title: Abdellah Agouzoul Director Abdellah Agouzoul Director Sandro Brites Director Sandro Brites Director

HSBC BANK USA, N.A., as a Lender By: Name: Jessica Smith Title: Director HSBC BANK USA, N.A., as an Issuing Bank By: Name: Jessica Smith Title: Director NFE ULCA – Sixth Amendment Agreement NFE ULCA – Sixth Amendment Agreement SUMITOMO MITSUI BANKING CORPORATION, as a Lender By: Name: Mary Harold Title: Managing Director